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                                                                   EXHIBIT 10.14

                     TERMINATION AND MODIFICATION AGREEMENT


         This Termination and Modification Agreement (the "Agreement") is made and entered into this 30th day of September, 1996 by and among UroQuest Corporation, a Florida corporation, including its successors and assigns (the "Company"), Richard C. Davis, Jr., M.D. ("Davis"), Warburg, Pincus Investors, L.P., a Delaware limited partnership ("Warburg"), and Vertical Fund Associates, L.P., a Delaware limited partnership ("Vertical" and, together with Warburg, the "Investors"), and shall be effective (except for the provisions of Sections 7, 8 and 9 hereof) only upon the closing of the Initial Public Offering (as defined herein) of the Company.

                                    RECITALS:

         WHEREAS, the parties hereto have entered into that certain Securities Purchase Agreement, dated as of June 15, 1995, a copy of which is attached hereto as Exhibit A and by this reference incorporated herein (the "Purchase Agreement"); and

         WHEREAS, pursuant to the Purchase Agreement, the Company issued a Warrant to Warburg, dated June 15, 1995, a copy of which is attached hereto as Exhibit B and by this reference incorporated herein (the "Original Warrant"); and

         WHEREAS, the Company has determined to file with the Securities and Exchange Commission a Registration Statement on Form S-1 under the Securities Act of 1933, as amended, with respect to a proposed initial public offering of up to 3,350,000 share (but in no event less than 3,000,000 shares) of its Common Stock, not including shares covered by the over-allotment option to be granted to Dillon, Read & Co. Inc. and Prudential Securities Incorporated, the managing underwriters of the offering contemplated therein, with an initial public offering price of between $6.00 and $11.00 per share (the "Initial Public Offering"); and

         WHEREAS, in connection with, and subject to the closing of, the Initial Public Offering, the parties hereto desire to terminate their respective interests under the Purchase Agreement and the Original Warrant, except as specifically set forth herein.


                                   AGREEMENT:

         Now, therefore, upon these premises and in consideration of the respective obligations and covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. CONFIRMATION OF AGREEMENTS. The parties hereto hereby acknowledge, confirm and agree that the Purchase Agreement and the Original Warrant shall continue in full force and effect, subject to their respective terms and conditions, until the Effective Time (as defined below).

         2. TERMINATION OF AGREEMENTS. Effective as of the closing of the Initial Public Offering (the "Effective Time"), the Purchase Agreement and the Original Warrant (collectively, the "Agreements") are hereby terminated, and no party thereto shall have any right, interest, duty or obligation with respect to the Agreements.
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         3. ISSUANCE AND EXERCISE OF WARRANTS. As of the Effective Time, the
Company shall issue to Warburg the warrant, to be dated the day of the Effective Time, in the form attached hereto as Exhibit C and by this reference incorporated herein (the "Warburg Replacement Warrant"), and Warburg shall simultaneously exercise the Warburg Replacement Warrant in full, in accordance with its terms and conditions. As of the Effective Time, the Company shall issue to Vertical the warrant, to be dated the day of the Effective Time, in the form attached hereto as Exhibit D and by this reference incorporated herein (the "Vertical Replacement Warrant"), and Vertical shall simultaneously exercise the Vertical Replacement Warrant in full, in accordance with its terms and conditions.

         4. SALE OF COMMON STOCK BY DAVIS. As of the Effective Time, Davis shall sell to Warburg, and Warburg shall purchase from Davis, 257,143 (two hundred fifty-seven thousand one hundred forty-three) shares of Common Stock for an aggregate of $900 (Nine Hundred Dollars) in cash or other immediately available funds. As of the Effective Time, Davis shall sell to Vertical, and Vertical shall purchase from Davis, 28,571 (twenty-eight thousand five hundred seventy-one) shares of Common Stock for an aggregate of $100 (One Hundred Dollars) in cash or other immediately available funds.

         5. AMENDMENT TO CO-SALE AGREEMENT. The parties hereto have entered into that certain Right of First Refusal and Co-Sale Agreement dated as of June 15, 1995, a copy of which is attached hereto as Exhibit E and by this reference incorporated herein (the "Co-Sale Agreement"). The parties hereto acknowledge and agree that the Co-Sale Agreement shall be amended at the Effective Time pursuant to the terms of the letter agreement attached hereto as Exhibit F and by the reference incorporated herein (the "Amendment"). The parties hereto affirm that the Co-Sale Agreement shall continue in full force and effect, subject to its terms and conditions, as amended and modified by the Amendment.

         6. AFFIRMATION OF CONTRACTS. The parties hereto hereby affirm that nothing contained herein shall be deemed to modify or affect the terms and conditions of the Option Agreement, dated June 15, 1996, among Warburg, the Company and the holders of 12% Secured Promissory Notes (the "Option Agreement"), the Second Amended and Restated Stockholders Agreement, dated May 31, 1995 and effective as of June 15, 1995, among the Company and the Stockholders (as defined therein) (the "Stockholders Agreement"), or the Registration Rights Agreement, dated June 15, 1995, among the Investors and the Company (the "Rights Agreement"), and the Option Agreement, Stockholders Agreement and Rights Agreement shall continue in full force and effect, subject to their respective terms and conditions.

         7. WARBURG RIGHT TO DESIGNATE DIRECTORS. Prior to the Effective Time, so long as Warburg owns beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act")) at least fifty percent (50%) of the Common Stock (excluding shares of Common Stock issuable upon exercise of the Original Warrant but including shares of Common Stock issuable upon conversion of the Series D Preferred Stock) owned by it on the date hereof, Warburg shall at any time be entitled to designate three (3) directors to the Company's Board of Directors. On or after the Effective Time, so long as Warburg owns beneficially (within the meaning of Rule 13d-3 under the Exchange Act) at least fifty percent (50%) of the Common Stock (including shares of Common Stock issuable upon exercise of the Warburg Replacement Warrant and including shares of Common Stock issuable upon conversion of the Series D Preferred Stock) owned by it at the Effective Time, Warburg shall at any time be entitled to designate three (3) directors to the Company's Board of Directors


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         8. VERTICAL RIGHT TO DESIGNATE DIRECTORS. Prior to the Effective Time,
so long as Vertical owns beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act")) at least fifty percent (50%) of the Common Stock (excluding shares of Common Stock that Vertical may have rights to obtain upon exercise of the Original Warrant but including shares of Common Stock issuable upon conversion of the Series D Preferred Stock) owned by it on the date hereof, Vertical shall at any time be entitled to designate three (3) directors to the Company's Board of Directors. On or after the Effective Time, so long as Vertical owns beneficially (within the meaning of Rule 13d-3 under Exchange Act) at least fifty percent (50%) of the Common Stock (including shares of Common Stock issuable upon exercise of the Vertical Replacement Warrant and including shares of Common Stock issuable upon conversion of the Series D preferred Stock) owned by it at the Effective Time, Vertical shall at any time be entitled to designate three (3) directors to the Company's Board of Directors.

         9. CHANGE IN NUMBER OF DIRECTORS. Notwithstanding anything contained in the Articles of Incorporation or the Bylaws of the Company, each as amended to date, the parties to this Agreement hereby agree that upon the request of Warburg or Vertical to designate directors pursuant to the provisions set forth in Sections 7 and 8 above, the parties hereto shall take all actions necessary, including without limitation amending the Bylaws of the Company, to increase the size of the Board of Directors so as to consist of not more than eleven (11) members. Until such time as neither Warburg nor Vertical shall be entitled to designate directors pursuant to this Agreement, the size of the Board of Directors shall not be increased to a number greater than eleven (11) members without the prior written consent of each of Warburg and Vertical.

         10. STOCK SPLIT AND SHARE AMOUNTS. All share amounts contained herein are expressed on a post-split basis assuming and giving effect to the Company's proposed 1-for-3.5 reverse stock split (the "Reverse Split") of the outstanding Common Stock and Preferred Stock of the Company to be effected in connection with the Company's reincorporation in the State of Delaware. In the event the Reverse Split is not effected prior to the Effective Time or is effected on a basis other than as set forth above, the share amounts contained herein shall be adjusted appropriately on an equitable basis.

         11. NO CANCELLATION. Nothing contained in this Agreement shall be deemed to cancel or void, ab initio, any prior performance under the Purchase Agreement that has been fully executed.

         12. GENERAL PROVISIONS

             a. NOTICES. All communications under this Agreement shall be in writing and shall be delivered by hand or mailed by overnight courier or by registered mail or certified mail, postage prepaid:

                (1) if to Warburg, at 466 Lexington Avenue, New York, New York 10017, marked for attention of Elizabeth H. Weatherman, or at such other address as Warburg may have furnished the Company in writing,


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                (2) if to Vertical, at 18 Bank Street, Summit, New Jersey 07901,
                marked for attention of Jack Lasersohn, or at such other address as Vertical may have furnished the Company in writing,

                (3) if to Davis, at 14280 Carlson Circle, Tampa, Florida 33626, marked for attention of Richard C. Davis, Jr., M.D., or at such other address as Davis may have furnished the Company in writing, or

                (4) if to the Company, at 265 East 100 South, Salt Lake City, Utah 84111, marked for the attention of the President, or at such other address as the Company may have furnished in writing to the Investors.

             b. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

             c. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

             d. ENTIRE AGREEMENT; AMENDMENT AND WAIVER. This Agreement and the agreements or other instruments attached as Exhibits hereto constitute the entire understanding of the parties hereto and supersede all prior agreements or understandings with respect to the subject matter hereof among such parties. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the Company, Davis and each of the Investors.

             e. SEVERABILITY. If any provision of this Agreement be determined by any court having jurisdiction to be unlawful or unenforceable, such provision shall be deemed separate and apart from all other provisions of this Agreement, and all remaining provisions of this Agreement shall be fully enforceable.

             f. LIMITATION ON ENFORCEMENT OF REMEDIES. The Company hereby agrees that it will not assert against the limited partners of each of the Investors any claim it may have under this Agreement by reason of any failure or alleged failure by such Investor to meet its obligations hereunder.

             g. COUNTERPARTS. This Agreement may be executed in more than one counterpart and by facsimile, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

                              UROQUEST CORPORATION


                                    By: /s/ Eric B. Hale
                                        -------------------------------------
                                        Eric B. Hale

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                                    Name:   ERIC B. HALE
                                            -------------------------------
                                    Title:  President
                                            -------------------------------


                                   RICHARD C. DAVIS, JR., M.D.

                                  /s/ Richard C. Davis, Jr., M.D.
                                   ----------------------------------------

                                   WARBURG, PINCUS INVESTORS, L.P.

                                   By:  Warburg, Pincus & Co., General Partner


                                   By: /s/ Elizabeth H. Weatherman
                                   ----------------------------------------
                                   Name:   Elizabeth H. Weatherman
                                           -------------------------------
                                   Title:  General Partner
                                           -------------------------------

                                    VERTICAL FUND ASSOCIATES, L.P.


                                    By: The Vertical Group L.P., General Partner


                                    By: /s/ John E. Runnells
                                       ----------------------------------------
                                       Name:   John E. Runnells
                                               -------------------------------
                                       Title:  General Partner
                                               -------------------------------

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